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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 28, 2005
                                                         -----------------

                    STRUCTURED ASSET SECURITIES CORPORATION
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                (Exact name of registrant specified in Charter)

      Delaware                     333-120575                    74-2440850
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   (State or other                (Commission                   (IRS Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation)

              745 Seventh Avenue, 7th Floor
                   New York, New York                              10019
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        (Address of principal executive offices)                  Zip Code

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                   No Change
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         Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.     Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,412,391,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A, Class 3-A, Class 3-AX, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 6-A, Class B1, Class B1X, Class B2, Class B2X, Class B3, Class B3X, Class B4, Class B4X, Class B5, Class B5X, Class B6, Class B7, Class B7X, Class B8, Class B9, Class B10, Class B10X and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-1 on January 28, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 25, 2005, as supplemented by the Prospectus Supplement, dated January 27, 2005 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A, Class 3-A, Class 3-AX, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 6-A, Class B1, Class B1X, Class B2, Class B2X, Class B3, Class B3X, Class B4, Class B4X, Class B5, Class B5X, Class B6, Class B7, Class B7X, Class B8, Class B9, Class B10, Class B10X, Class B11, Class B11X, Class B12, Class B13, Class P, Class CX, Class Z and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,430,306,458.47 as of January 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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ITEM 9.01.     Financial Statements; Pro Forma Information and Exhibits.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits:

                  1.1 Terms Agreement, dated January 26, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of January 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, National Association, as Securities Administrator.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of January 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                  99.3 Reconstituted Servicing Agreement, dated as of September 1, 2004 between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

                  99.4 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STRUCTURED ASSET SECURITIES
                                             CORPORATION


                                             By: /s/ Michael C. Hitzmann
                                                 -------------------------------
                                                 Name:  Michael C. Hitzmann
                                                 Title: Vice President

Date:  February 14, 2005



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                                 EXHIBIT INDEX

Exhibit No.                       Description                           Page No.
-----------                       -----------                           --------

   1.1      Terms Agreement, dated January 26, 2005, between
            Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

   4.1 Trust Agreement, dated as of January 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, National Association, as Securities Administrator.

   99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities
            Corporation, as Purchaser.

   99.2 Servicing Agreement, dated as of January 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan
            Services Inc.

   99.3 Reconstituted Servicing Agreement, dated as of September 1, 2004 between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

   99.4 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.